Form N-SAR Certification




I, Joseph Carusone, certify that:


1. I have reviewed this report on
Form N-SAR of Institutional Money
Market Fund, Institutional High
Quality Bond Fund, Institutional
Intermediated Bond Fund,
Institutional Core Bond Fund,
Institutional Balanced Fund,
Institutional Value & Income Fund,
Institutional Growth & Income Fund,
Institutional Equity Growth Fund,
Institutional Mid-Cap Value Fund,
Institutional Mid-Cap Growth Fund,
Institutional Special Equity Fund,
Institutional Aggressive Equity
Fund, Institutional High Yield Bond
Fund, Institutional International
Equity Fund, Institutional Stock
Index Fund, Short Horizon Strategic
Allocation Fund, Short Intermediate
Horizon Strategic Allocation Fund,
Intermediate Horizon Strategic
Allocation Fund, Intermediate long
Horizon Strategic Allocation Fund
and Long Horizon Strategic
Allocation Fund.

2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or omit
to state a material fact necessary
to make the statements made, in
light of the circumstances under
which such statements were made, not
misleading with respect to the
period covered by this report;

3. Based on my knowledge, the
financial information included in
this report, and the financial
statements on which the financial
information is based, fairly
represent in all material respects
the financial condition, results of
operations, changes in net assets,
and cash flow (if the financial
statements are required to include a
statement of cash flows) of the
registrant as of, and for, the
periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under
the Investment Company Act of 1940)
for the registrant and have:

a) designed such disclosure controls
to ensure that material information
relating to the registrant,
including its consolidated
subsidiaries, is made known to us by
others within those entities,
particularly during the period in
which this report is being prepared;

b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date of
this report (the "Evaluation Date");
and

c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;

5. The registrant's other certifying
officers and I have discussed, based
on our most recent evaluation, to
the registrant's auditors and the
audit committee of the registrant's
board of directors (or persons
performing the equivalent
functions):

a) all significant deficiencies in
the design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize, and
report financial data and have
identified for the registrant's
auditors any material weaknesses in
internal controls; and

b)	any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the registrant's
internal controls; and


6. The registrant's other certifying
officers and I have indicated in
this report whether or not there
were significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material
weaknesses.


Date:  February 26, 2003



Joseph Carusone
Treasurer





























Form N-SAR Certification




I, Mark Mullin, certify that:


1. I have reviewed this report on
Form N-SAR of I have reviewed this
report on Form N-SAR of
Institutional Money Market Fund,
Institutional High Quality Bond
Fund, Institutional Intermediated
Bond Fund, Institutional Core Bond
Fund, Institutional Balanced Fund,
Institutional Value & Income Fund,
Institutional Growth & Income Fund,
Institutional Equity Growth Fund,
Institutional Mid-Cap Value Fund,
Institutional Mid-Cap Growth Fund,
Institutional Special Equity Fund,
Institutional Aggressive Equity
Fund, Institutional High Yield Bond
Fund, Institutional International
Equity Fund, Institutional Stock
Index Fund, Short Horizon Strategic
Allocation Fund, Short Intermediate
Horizon Strategic Allocation Fund,
Intermediate Horizon Strategic
Allocation Fund, Intermediate long
Horizon Strategic Allocation Fund
and Long Horizon Strategic
Allocation Fund.

2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or omit
to state a material fact necessary
to make the statements made, in
light of the circumstances under
which such statements were made, not
misleading with respect to the
period covered by this report;

3. Based on my knowledge, the
financial information included in
this report, and the financial
statements on which the financial
information is based, fairly
represent in all material respects
the financial condition, results of
operations, changes in net assets,
and cash flow (if the financial
statements are required to include a
statement of cash flows) of the
registrant as of, and for, the
periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under
the Investment Company Act of 1940)
for the registrant and have:

a) designed such disclosure controls
to ensure that material information
relating to the registrant,
including its consolidated
subsidiaries, is made known to us by
others within those entities,
particularly during the period in
which this report is being prepared;

b)	evaluated the effectiveness of
the registrant's disclosure controls
and procedures 	as of a date
within 90 days prior to the filing
date of this report (the "Evaluation
Date"); and

c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;

5. The registrant's other certifying
officers and I have discussed, based
on our most recent evaluation, to
the registrant's auditors and the
audit committee of the registrant's
board of directors (or persons
performing the equivalent
functions):

a) all significant deficiencies in
the design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize, and
report financial data and have
identified for the registrant's
auditors any material weaknesses in
internal controls; and

b)	any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the registrant's
internal controls; and


6. The registrant's other certifying
officers and I have indicated in
this report whether or not there
were significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material
weaknesses.


Date:  February 26, 2003



Mark Mullin
President & CEO